SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT No. 1

           AMENDED CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported) March 5, 2002
                                                          ---------------

               Exact Name of Registration as Specified in Charter:

                                  ConSil Corp.

State of Other Jurisdiction of Incorporation:

                                      Idaho

Commission File Number: 000-04846

IRS Employer Identification Number: 82-0288840

           Address and Telephone Number of Principle Executive Offices

                               4766 Holladay Blvd.
                               Holladay, UT 84117
                                  801.273.9300

Amendment No. 1

ConSil Corp. ("ConSil") hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated April 1, 2002 as follows:

Item 4.  Changes  in  Registrant's  Certifying  Accountant.

On August 1, 2001, PricewaterhouseCoopers, LLP ("PwC") the auditors for ConSil Corp. (the "Registrant") were dismissed. PwC's dismissal was not due to any disagreements or concerns with the Registrant or its operations, accounting and financial practices, financial statement disclosure, or auditing scope or procedure. On this same date, the Board of Directors of the Registrant engaged Bierwolf, Nilson & Associates as its new independent accountants.

The reports of PwC on the financial statements for the fiscal years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to the uncertainty, audit scope or accounting principle, except that the reports of PwC for the fiscal year ended December 31, 2000 contained an explanatory paragraph expressing substantial doubt relating to the Registrant's ability to continue as a going concern.

In connection with its audits for the fiscal years ended December 31, 2000 and 1999 and through August 1, 2001, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

The Registrant has requested that PwC furnish it with a letter addressed to the Securities and exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 17, 2002, is filed as Exhibit 16 to this Form 8-K.

The Registrant engaged Bierwolf, Nilson & Associates as its new independent accountants as of August 1, 2001. During the two most recent fiscal years and through August 1, 2001, the Registrant has not consulted with Bierwolf, Nilson & Associates regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Bierwolf, Nilson & Associates concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

Item 7. Exhibits

Exhibit No.                      Description                                Page
-----------                      -----------                                ----
16.1                             Letter on Change in Accountants             4


SIGNATURES Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

May 20, 2002.
ConSil Corp.

/s/ James Anderson
-------------------
President and Director